INVESTOR PRESENTATION JANUARY 2018 Dark Blue: 24,49,116 Title Blue: 23,55,94 Orange: 230,175,10 9 Grey: 127,127,12 7 Light Blue: 114,164,18 3 Brown: 148,126,10 3 Blue Grey: 53,66,82 Light Blue: 91,152,197 Green: 101,164,49

Holly Energy Partners (NYSE: HEP) 2 Safe Harbor Disclosure Statement Statements made during the course of this presentation that are not historical facts are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently uncertain and necessarily involve risks that may affect the business prospects and performance of HollyFrontier Corporation and/or Holly Energy Partners, L.P., and actual results may differ materially from those discussed during the presentation. Such risks and uncertainties include but are not limited to risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum products in HollyFrontier’s and Holly Energy Partners’ markets, the demand for and supply of crude oil and refined products, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products, the possibility of inefficiencies or shutdowns in refinery operations or pipelines, effects of governmental regulations and policies, the availability and cost of financing to HollyFrontier and Holly Energy Partners, the effectiveness of HollyFrontier’s and Holly Energy Partners’ capital investments and marketing strategies, HollyFrontier's and Holly Energy Partners’ efficiency in carrying out construction projects, HollyFrontier's ability to acquire refined product operations or pipeline and terminal operations on acceptable terms and to integrate any existing or future acquired operations, the possibility of terrorist attacks and the consequences of any such attacks, and general economic conditions. Additional information on risks and uncertainties that could affect the business prospects and performance of HollyFrontier and Holly Energy Partners is provided in the most recent reports of HollyFrontier and Holly Energy Partners filed with the Securities and Exchange Commission. All forward- looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. The forward-looking statements speak only as of the date hereof and, other than as required by law, HollyFrontier and Holly Energy Partners undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Holly Energy Partners (NYSE: HEP) 3 Holly Energy Partners A system of petroleum product and crude pipelines, storage tanks, distribution terminals, loading racks and processing units located at or near HFC’s refining assets in high growth markets • Revenues are nearly 100% fee-based with limited commodity risk • Major refiner customers have entered into long-term contracts • Contracts require minimum payment obligations for volume and/or revenue commitments • Over 80% of revenues tied to long term contracts and minimum commitments • Earliest contract up for renewal in 2019 (approx. 17% of total commitments) • 52 consecutive quarterly distribution increases since IPO in 2004 • Target 1.0-1.2x distribution coverage 1Distributions are split adjusted reflecting HEP’s January 2013 two-for-one unit split. $0 $20 $40 $60 $80 $100 $120 $140 $160 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 Q 4 2 0 0 4 Q 2 2 0 0 5 Q 4 2 0 0 5 Q 2 2 0 0 6 Q 4 2 0 0 6 Q 2 2 0 0 7 Q 4 2 0 0 7 Q 2 2 0 0 8 Q 4 2 0 0 8 Q 2 2 0 0 9 Q 4 2 0 0 9 Q 2 2 0 1 0 Q 4 2 0 1 0 Q 2 2 0 1 1 Q 4 2 0 1 1 Q 2 2 0 1 2 Q 4 2 0 1 2 Q 2 2 0 1 3 Q 4 2 0 1 3 Q 2 2 0 1 4 Q 4 2 0 1 4 Q 2 2 0 1 5 Q 4 2 0 1 5 Q 2 2 0 1 6 Q 4 2 0 1 6 Q 2 2 0 1 7 W T I Pri ce Di s trib u ti o n Consistent Distribution Growth Despite Crude Price Volatility DPU* WTI

Holly Energy Partners (NYSE: HEP) 4 HollyFrontier and Holly Energy Partners Footprint

Holly Energy Partners (NYSE: HEP) 5 HollyFrontier Business Segment Highlights REFINING MIDSTREAM SPECIALTY LUBRICANTS  Inland merchant refiner  5 refineries in the Mid Continent, Southwest and Rockies regions  Flexible refining system with fleet wide discount to WTI  Premium niche product markets versus Gulf Coast  Organic initiatives to drive growth and enhance returns  Disciplined capital structure & allocation  Operate Crude and Product Pipelines, loading racks, terminals and tanks in and around HFC’s refining assets  HFC owns 59% of the LP Interest in HEP and the non-economic GP interest  IDR simplification transaction lowers HEP’s cost of capital  Over 80% of revenues tied to long term contracts and minimum volume commitments  Integrated specialty lubricants producer  Sells finished lubricants & specialty products in over 80 countries under the Petro-Canada & HF LSP brands  Lubricant production facilities in Mississauga, Ontario & Tulsa, Oklahoma  Combined, fourth largest North American base oil producer with 28,000 barrels per day of lubricants production  HollyFrontier Lubricants & Specialty Products is the largest North American group III base oil producer

Holly Energy Partners (NYSE: HEP) 1. Unit Count as of 12/1/17 2. Based on HEP unit closing price on December 29, 2017 100% Interest 41.9mm HEP units1 41% LP Interest $1.4B Value2 59.6mm HEP units1 59% LP Interest $1.9B Value2 HOLLYFRONTIER CORPORATION (HFC) GENERAL PARTNER (GP) HOLLY LOGISTIC SERVICES, L.L.C HOLLY ENERGY PARTNERS, L.P. (HEP) PUBLIC Non-economic GP Interest HEP Ownership Structure IDR Simplification Provides Lower Cost of Capital for HEP 6

Holly Energy Partners (NYSE: HEP) 7 Limited Partner Distributions Since Inception Distribution has been increased every quarter since IPO – 52 consecutive quarters $1.11 $1.29 $1.42 $1.50 $1.58 $1.66 $1.74 $1.84 $1.96 $2.08 $2.20 $2.36 $2.58 $- $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017E LP Distribution ($/Unit)1 1Distributions are split adjusted reflecting HEP’s January 2013 two-for-one unit split. Amounts based on distributions earned during the period.

Holly Energy Partners (NYSE: HEP) 8 HEP Growth Since Inception $80 2005 2016 Revenue, 16% CAGR* $50 2005 2016 EBITDA, 17% CAGR* $41 $219 2005 2016 DCF, 16% CAGR* *See page 17 for definitions

HEP Historical Growth

HOLLY ENERGY PARTNERS

Committed to Continuing Successful Track Record of Growth



MLP IPO (July 2004)
Alon pipeline and terminal asset acquisition (Feb 2005)
Holly intermediate feedstock pipeline dropdown (July 2005)
Holly South Line expansion project (2007-2008)
Holly crude oil and tankage assets dropdown (Feb 2008)
25% JV with Plains for SLC pipeline (Mar 2009)
Holly 16" intermediate pipeline facilities acquisition (June 2009)
Holly Tulsa dropdown of loading rack (Tulsa West) (Aug 2009)
Tulsa East acquisition & Roadrunner / Beeson dropdown (Dec 2009)
Sale of 70% interest in Rio Grande to Enterprise (Dec 2009)
Purchase of additional Tulsa tanks & racks and Lovington rack (Mar 2010)
Holly Corporation and Frontier Oil Corporation complete merger (July 2011)
Tulsa interconnect pipelines (Aug 2011)
HFC dropdown of El Dorado & Cheyenne assets (Nov 2011)
HEP purchases 75% interest in UNEV from HFC (July 2012)
Crude gathering system expansion (2014)
Acquisition of El Dorado tank farm (Mar 2015)
50% JV with Plains for Frontier pipeline (Aug 2015)
HFC dropdown of El Dorado processing units (Nov 2015)
HEP purchases 50% interest in Osage from HFC (Feb 2016)
Purchase of Tulsa West Tanks (March 2016)
50% JV with Plains for Cheyenne pipeline (June 2016)
HFC dropdown of Woods Cross processing units (Oct 2016)
Acquired remaining interests in SLC / Frontier pipelines (Oct 2017)
IDR Simplification (Oct 2017)
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2017

Holly Energy Partners (NYSE: HEP)

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Holly Energy Partners (NYSE: HEP) 10 HEP Avenues for Growth ORGANIC ACQUISITIONS DROPDOWNS FROM HFC  Leverage HEP’s existing footprint, specifically in Permian Basin  Contractual PPI/FERC Escalators  SLC / Frontier Expansion  Pursue logistics assets in HEP’s current geographic region  Replace incumbent HFC service providers with HEP  Leverage HFC refining and commercial footprint  Participate in expected MLP sector consolidation  Partnering with HFC to build and/or acquire new assets / businesses  Target high tax basis assets with durable cash flow characteristics that also add to HFC EBITDA

Holly Energy Partners (NYSE: HEP) 11 Organic Growth * Includes volumes from 2014 Southeastern New Mexico Malaga Expansion 2015: Navajo refinery record of 101% utilization Crude system expansion benefits both HEP and HFC • HEP owns and operates over 800 miles of crude gathering pipelines in the Permian Basin 40,000 50,000 60,000 70,000 80,000 90,000 100,000 110,000 120,000 130,000 2011 2012 2013 2014 2015 2016 2017E B ar re ls Pe r D ay ( B P D ) Crude Gathering Volume Trend (BPD)*

Holly Energy Partners (NYSE: HEP) 12 Asset Description • Acquired remaining 50% interest in Frontier pipeline, and remaining 75% interest in SLC pipeline in October 2017 • Frontier: 289-mile, 72,000 BPD capacity crude pipeline from Casper, WY to Frontier Station, UT • SLC: 95-mile, 90,000 BPD capacity crude pipeline from Frontier Station, UT into Salt Lake City • Both pipelines deliver Canadian and Rocky Mountain Crudes to SLC refineries • Evaluating expansion opportunities to increase capacity by ~10% Deal Highlights • Interests acquired from Plains All American (PAA) • HEP now operates both pipelines • Acquired interests expected to generate $23 million in annual EBITDA Acquisition of Interests in Frontier and SLC Pipelines

Dropdowns From HFC

HOLLY ENERGY PARTNERS

Dropdown Approach

- **HEP positioned to benefit through HFC partnership:**
  - Growth capital projects
  - Potential HFC M&A
- **Target new HFC growth capital projects:**
  - High tax basis
  - Durable cash flow streams



Woods Cross Dropdown

Newly constructed crude, catalytic cracking, and polymerization units at HFC's Woods Cross refinery for a total cash consideration of $278.0 MM, effective October 1, 2016

- HEP and HFC entered into 15-year tolling agreements featuring minimum volume commitments for each respective unit
- 2017 EBITDA from these tolling agreements expected to be at least $32.7 MM*
- HFC owns all commodity inputs and outputs; HEP takes no commodity risk

* For historical reconciliation of EBITDA, please see the Holly Energy Partners 2016 10-K

El Dorado Dropdown

Newly constructed naphtha fractionation and hydrogen generation units at HFC's El Dorado refinery for total cash consideration of approximately $62.0 MM, effective November 1, 2015

- HEP and HFC entered into 15-year tolling agreements featuring minimum volume commitments for each respective unit
- 2017 EBITDA from these tolling agreements expected to be at least $8.2 MM*
- HFC owns all commodity inputs and outputs; HEP takes no commodity risk

Holly Energy Partners (NYSE: HEP)

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Holly Energy Partners (NYSE: HEP) HEP Capital Budget 2018 Estimated Capex $40-50mm Reimbursable $5-6mm Maintenance $7-10mm Expansion $30-40mm Highlighted Expansion Projects • SLC & Frontier Pipelines • Malaga Gathering System 14

Holly Energy Partners (NYSE: HEP) HEP Financial Strength Reimbursable $15-20mm Maintenance $10-15mm Expansion $40-50mm Capital Markets Activity in 2017 • Upsized Revolver from $1.2 billion to $1.4 billion • Redeemed $300 million of 6.5% Senior Notes due 2020 • Completed $100 million tack-on offering of 6% Senior Notes due 2024 • Raised $53.6 million in net proceeds through At- The-Market (“ATM”) equity issuance program HEP Capital Structure ($ millions) 9/30/2017 Revolver Capacity $ 1,400 Revolver Borrowings $ (750) Revolver Availability $ 650 Cash & Marketable Securities $ 7 Total Liquidity $ 657 6.00% Senior Notes due 2024 $ 500 Revolver Borrowings $ 750 Total HEP Debt $ 1,250 TTM EBITDA $ 297 Debt/TTM EBITDA 4.2x 15

Holly Energy Partners (NYSE: HEP) 16 Appendix-HEP Assets Holly Energy Partners owns and operates substantially all of the refined product pipeline and terminaling assets that support HollyFrontier’s refining and marketing operations in the Mid-Continent, Southwest and Rocky Mountain regions of the United States. • Approximately 3,400 miles of crude oil and petroleum product pipelines • 14 million barrels of refined product and crude oil storage • 8 terminals and 7 loading rack facilities in 10 western and mid- continent states • Refinery processing units in Woods Cross, Utah and El Dorado, Kansas • 75% joint venture interest in UNEV Pipeline, LLC – the owner of a 400- mile refined products pipeline system connecting Salt Lake area refiners to the Las Vegas product market • 50% joint venture interest in Cheyenne Pipeline LLC – the owner of an 87-mile crude oil pipeline from Fort Laramie, Wyoming to Cheyenne, Wyoming. • 50% joint venture interest in Osage Pipe Line Company, LLC – the owner of a 135-mile crude oil pipeline from Cushing, Oklahoma to El Dorado, Kansas

Holly Energy Partners (NYSE: HEP) 17 Definitions BPD: Barrels per day CAGR: The compound annual growth rate is calculated by dividing the ending value by the beginning value, raise the result to the power of one divided by the period length, and subtract one from the subsequent result. CAGR is the mean annual growth rate of an investment over a specified period of time longer than one year. DISTRIBUTABLE CASH FLOW: Distributable cash flow (DCF) is not a calculation based upon GAAP. However, the amounts included in the calculation are derived from amounts separately presented in our consolidated financial statements, with the exception of excess cash flows over earnings of SLC Pipeline, maintenance capital expenditures and distributable cash flow from discontinued operations. Distributable cash flow should not be considered in isolation or as an alternative to net income or operating income as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. Distributable cash flow is not necessarily comparable to similarly titled measures of other companies. Distributable cash flow is presented here because it is a widely accepted financial indicator used by investors to compare partnership performance. We believe that this measure provides investors an enhanced perspective of the operating performance of our assets and the cash our business is generating. Our historical distributable cash flow for the past five years is reconciled to net income in footnote 4 to the table in "Item 6. Selected Financial Data" of HEP's 2016 10-K. DPU: Cash distribution per unit. EBITDA: Earnings before interest, taxes, depreciation and amortization which is calculated as net income plus (i) interest expense net of interest income and (ii) depreciation and amortization. EBITDA is not a calculation based upon U.S. generally accepted accounting principles (“U.S. GAAP”). However, the amounts included in the EBITDA calculation are derived from amounts included in our consolidated financial statements. EBITDA should not be considered as an alternative to net income or operating income, as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. EBITDA is not necessarily comparable to similarly titled measures of other companies. EBITDA is presented here because it is a widely used financial indicator used by investors and analysts to measure performance. EBITDA is also used by our management for internal analysis and as a basis for compliance with financial covenants. Our historical EBITDA for the past five years is reconciled to net income in footnote 3 to the table in “Item 6. Selected Financial Data” of HEP’s 2016 10-K. Forecasted EBITDA for SLC and Frontier: Forecasted EBITDA is based on Holly Energy's projections for the acquired interests in SLC and Frontier. Forecasted EBITDA is included to help facilitate comparisons of operating performance of Holly Energy with other companies in its industry, as well as help facilitate an assessment of the projected ability of the acquired interests in SLC and Frontier to generate sufficient cash flow to make distributions to Holly Energy's partners. Forecasted EBITDA is not presented as an alternative to the nearest GAAP financial measure, net income, and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP. Holly Energy is unable to present a reconciliation of forecasted EBITDA to net income because certain elements of net income for future periods, including interest, depreciation and taxes, are not available without unreasonable efforts. Together, these items generally would result in EBITDA being significantly greater than net income. KBPD: Thousand barrels per day Non GAAP measurements: We report certain financial measures that are not prescribed or authorized by U. S. generally accepted accounting principles ("GAAP"). We discuss management's reasons for reporting these non-GAAP measures below. Although management evaluates and presents these non-GAAP measures for the reasons described below, please be aware that these non-GAAP measures are not alternatives to revenue, operating income, income from continuing operations, net income, or any other comparable operating measure prescribed by GAAP. In addition, these non-GAAP financial measures may be calculated and/or presented differently than measures with the same or similar names that are reported by other companies, and as a result, the non-GAAP measures we report may not be comparable to those reported by others. Rack Backward: business segment of HF LSP that captures the value between feedstock